TIAA-CREF INFLATION-LINKED BOND FUND

(a series of the TIAA-CREF FUNDS)

SUPPLEMENT NO. 1
dated November 23, 2015
to the Fund’s Prospectus dated July 31, 2015

Change to the Fund’s Benchmark Index

Effective January 1, 2016, the Fund’s benchmark index will change from the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. Therefore, the fourth full paragraph of the section entitled “Principal Investment Strategies” set forth on page 5 of the Prospectus should be replaced in its entirety with the following:

“Effective January 1, 2016, the Fund’s benchmark index will change from the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Barclays TIPS Index”) to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index (the “Barclays TIPS 1–10 Index”). As of September 30, 2015, the duration of the Barclays TIPS Index was 7.9 years and the duration of the Barclays TIPS 1–10 Index was 5.5 years. Although the Fund may invest in fixed-income securities of any duration, typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.”

Additionally, the following section should be added immediately after the section entitled “Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” on page 14 of the Prospectus:

“Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index

Effective January 1, 2016, the new benchmark index for the Inflation-Linked Bond Fund will be the Barclays TIPS 1–10 Index. The Barclays TIPS 1–10 Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the CPI-U. To be selected for inclusion in the Barclays TIPS 1–10 Index, the securities must have a minimum maturity of 1 year and a maximum maturity of 9.9999 years, with a minimum par amount outstanding of $250 million.

The Inflation-Linked Bond Fund is adopting the Barclays TIPS 1–10 Index as its new benchmark primarily because the average maturity of the former benchmark, the Barclays TIPS Index, has lengthened over time and the Barclays TIPS 1–10 Index is now more consistent with the Fund’s desired average maturity and maturity of those funds within the Fund’s competitive universe.”

A15206 (11/15)